EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

Supplement to Summary Prospectus dated March 1, 2021

The following change is effective June 30, 2021:

The following replaces “Portfolio Managers” under “Management”:

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since January 2008.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since January 2008.

Brian Shaw, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

June 15, 2021	39058 6.15.21